SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 MARCH 14, 1997

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                     Commission                IRS Employer
jurisdiction                       File Number               Identification
of incorporation                                             Number

Delaware                             1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600




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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On March 14, 1997, registrant issued a press release entitled Purchase Complete of Devonport Royal Dockyard pertaining, among other things, to an announcement that registrant's subsidiary, Brown & Root, through its UK holding company, Halliburton Holdings Ltd., is the majority shareholder in Devonport Royal Dockyard Ltd., which completed the purchase of the Devonport Royal Dockyard. The purchase from the UK government for cash consideration totalling
40.3 million British pounds, marks the final stage in the privatization of Devonport. The shareholders of Devonport Royal Dockyard Ltd are Halliburton Holdings Ltd (51%), BICC plc (24.5%) and The Weir Group PLC (24.5%).

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated March 14, 1997.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HALLIBURTON COMPANY




Date:  March 14, 1997                     By:  /s/ Susan S. Keith
                                              ---------------------------
                                               Susan S. Keith
                                               Vice President, Secretary and
                                               Corporate Counsel
























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                                  EXHIBIT INDEX



Exhibit                                                         Sequentially
Number                       Description                        Numbered Page

  20                         Press Release of
                             March 14, 1997                       5 of 6
                             Incorporated by Reference





























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